Loss per share	12 Months Ended
Dec. 31, 2017
Statement [Line Items]
Loss per share [Text Block]
18.	Loss per share

Basic loss per share amounts are calculated by dividing the net loss for the year by the weighted average number of common shares outstanding during the year.

	2017	2016	2015
Net loss attributable to shareholders
Basic	($409,685)	($234,420)	($106,910)
Diluted	(409,685)	(234,420)	(106,910)
Weighted average number of shares
Basic	191,738,274	177,569,024	162,340,566
Diluted	191,738,274	177,569,024	162,340,566
Basic loss per share	($2.14)	($1.32)	($0.66)
Diluted loss per share	($2.14)	($1.32)	($0.66)

For the year ended December 31, 2017, 28,411,463 common shares which are issuable from outstanding stock options, 2013 PSUs, DSUs and from the 5.75% convertible debentures (2016 – 26,928,026 common shares and 2015 – 32,143,546 common shares ) were excluded from the calculation of diluted loss per share as they would be considered to be anti-dilutive.